                                                                                     Exhibit 25.1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

  ___CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                     41-1592157
(Jurisdiction of incorporation or                       (I.R.S. Employer
organization if not a U.S. national                     Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                  55479
(Address of principal executive offices)                (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name, address and telephone number of agent for service)
                          -----------------------------

                          Sierra Health Services, Inc.
               (Exact name of obligor as specified in its charter)

Nevada                                                        88-0200415
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

2724 North Tenaya Way                                             89128
Las Vegas, NV                                                   (Zip code)
(Address of principal executive offices)

                          -----------------------------
                          Senior Convertible Debentures
                       (Title of the indenture securities)
================================================================================

Item 1.  General Information.  Furnish the following information as to the trustee:
         --------------------

                  (a)      Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System
                           Washington, D.C.

                  (b)      Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe
         --------------------------
         each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.
          ----------------

Item 16.  List of Exhibits.         List below all exhibits filed as a part of this Statement of
          -----------------         Eligibility. Wells Fargo Bank incorporates by reference into this Form
                                    T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.**

         Exhibit 2.        a.       A copy of the certificate of authority of the
                                    trustee to commence business issued June 28, 1872,
                                    by the Comptroller of the Currency to The
                                    Northwestern National Bank of Minneapolis.*

                           b.       A copy of the certificate of the Comptroller of the
                                    Currency dated January 2, 1934, approving the
                                    consolidation of The Northwestern National Bank of
                                    Minneapolis and The Minnesota Loan and Trust Company
                                    of Minneapolis, with the surviving entity being titled
                                    Northwestern National Bank and Trust Company of Minneapolis.*

                           c.       A copy of the certificate of the Acting Comptroller
                                    of the Currency dated January 12, 1943, as to change of
                                    corporate title of Northwestern National Bank and
                                    Trust Company of Minneapolis to Northwestern
                                    National Bank of Minneapolis.*

                           d.       A copy of the letter dated May 12, 1983 from the
                                    Regional Counsel, Comptroller of the Currency,
                                    acknowledging receipt of notice of name change
                                    effective May 1, 1983 from Northwestern National
                                    Bank of Minneapolis to Norwest Bank Minneapolis,
                                    National Association.*

                           e.       A copy of the letter dated January 4, 1988 from the
                                    Administrator of National Banks
                                    for the Comptroller of the Currency certifying
                                    approval of consolidation and merger effective
                                    January 1, 1988 of Norwest Bank Minneapolis,
                                    National Association with various other banks under
                                    the title of "Norwest Bank Minnesota, National
                                    Association."*

                           f.       A copy of the letter dated July 10, 2000 from the
                                    Administrator of National Banks for the Comptroller
                                    of the Currency certifying approval of
                                    consolidation effective July 8, 2000 of Norwest
                                    Bank Minnesota, National Association with various
                                    other banks under the title of "Wells Fargo Bank
                                    Minnesota, National Association."***

         Exhibit 3.        A copy of the authorization of the trustee to exercise
                           corporate trust   powers issued January 2, 1934, by the Federal
                           Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.**

         Exhibit 5.        Not applicable.

         Exhibit 6.        The consent of the trustee required by Section 321(b) of the
                           Act.

         Exhibit 7.        A copy of the latest report of condition of the trustee
                           published pursuant to law or the requirements of its
                           supervising or examining authority is attached hereto.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

         *        Incorporated by reference to exhibit number 25 filed with
                  registration statement number 33-66026.

         **       Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July
                  13, 2000 of GB Property Funding Corp. file number 022-22473.

         ***      Incorporated by reference to exhibit number 2f to the trustee's Form
                  T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated
                  September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                            SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells
Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of April, 2003.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/  MICHAEL G. SLADE
                                            ---------------------
                                            Michael G. Slade
                                            Corporate Trust Officer

                                       EXHIBIT 6

April 15, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by
Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange
Commission upon its request therefor.

                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            /s/ MICHAEL G. SLADE
                                            --------------------
                                            Michael G. Slade
                                            Corporate Trust Officer

                                                       Exhibit 7

====================================================================================================================

Wells Fargo Bank Minnesota, National Association                         FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE                                        Consolidated Report of Condition
MINNEAPOLIS , MN 55479                                                   for December 31, 2002
FDIC Certificate Number: 5208
====================================================================================================================
====================================================================================================================
Web Address as of: 2/21/2003 http://www.wellsfargo.com
                             -------------------------
The web address is as provided by the institution.
Please contact the institution directly with any questions regarding the data or the web address.
====================================================================================================================
====================================================================================================================

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Information Page | Search
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Consolidated Report of Income
for the Period January 1, 2002- December 31, 2002

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                     Dollar Amounts in Thousands
  1.Interest income:
     a.Interest and fee income on loans:
        (1)In domestic offices:
           (a)Loans secured by real estate                                                      RIAD
                                                                                                4011      1,564,186
           (b)Loans to finance agricultural production and other loans to farmers               RIAD
                                                                                                4042         14,959
           (c)Commercial and industrial loans                                                   RIAD
                                                                                                4012        357,414
           (d)Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards                                                                  RIAD
                                                                                                B485         47,913
              (2) Other (includes single payment, installment, all student loans, and revolving RIAD
              credit plans other than credit cards)                                             B486         81,860
           (e)Loans to foreign governments and official institutions.                           RIAD
                                                                                                4056              0
           (f)All other loans in domestic offices                                               RIAD
                                                                                                B487        176,110
        (2)In foreign offices, Edge and Agreement subsidiaries, and IBFs                        RIAD
                                                                                                4059             89
        (3)Total interest and fee income on loans (sum of items 1.a.(1).(a) through 1.a.(2))    RIAD
                                                                                                4010      2,242,531
     b.Income from lease financing receivables                                                  RIAD
                                                                                                4065        166,946
     c.Interest income on balances due from depository institutions1                            RIAD
                                                                                                4115            799
     d.Interest and dividend income on securities:
        (1)U.S. Treasury securities and U.S. Government agency obligations (excluding           RIAD
           mortgage-backed securities)                                                          B488         17,297
        (2)Mortgage-backed securities                                                           RIAD
                                                                                                B489         77,097
        (3)All other securities (includes securities issued by states and political             RIAD
           subdivisions in the U.S.)                                                            4060         35,136
     e.Interest income from trading assets                                                      RIAD
                                                                                                4069            249
     f.Interest income on federal funds sold and securities purchased under agreements to resellRIAD
                                                                                                4020        225,939
     g.Other interest income                                                                    RIAD
                                                                                                4518         14,556
     h.Total interest income (sum of items 1.a.(3) through 1.g)                                 RIAD
                                                                                                4107      2,780,550
  2.Interest expense:
     a.Interest on deposits:
        (1)Interest on deposits in domestic offices:
           (a)Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized RIAD
              transfer accounts)                                                                4508          3,011
           (b)Nontransaction accounts:
              (1) Savings deposits (includes MMDAs)                                             RIAD
                                                                                                0093         85,530
              (2) Time deposits of $100,000 or more                                             RIAD
                                                                                                A517          8,921
              (3) Time deposits of less than $100,000                                           RIAD
                                                                                                A518         69,647
        (2)Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs   RIAD
                                                                                                4172        200,546
     b.Expense of federal funds purchased and securities sold under agreements to repurchase    RIAD
                                                                                                4180         93,934
     c.Interest on trading liabilities and other borrowed money                                 RIAD
                                                                                                4185        167,593
     d.Interest on subordinated notes and debentures                                            RIAD
                                                                                                4200              1
     e.Total interest expense (sum of items 2.a through 2.d)                                    RIAD
                                                                                                4073        629,183
  3.Net interest income (item 1.h minus 2.e)                                                    RIAD
                                                                                                4074      2,151,367
  4.Provision for loan and lease losses                                                         RIAD
                                                                                                4230         94,753
  5.Noninterest income:
     a.Income from fiduciary activities3                                                        RIAD
                                                                                                4070        242,679
     b.Service charges on deposit accounts in domestic offices                                  RIAD
                                                                                                4080        174,964
     c.Trading revenue4                                                                         RIAD
                                                                                                A220         -1,072
     d.Investment banking, advisory, brokerage, and underwriting fees and commissions           RIAD
                                                                                                B490        123,924
     e.Venture capital revenue                                                                  RIAD
                                                                                                B491              0
     f.Net servicing fees                                                                       RIAD
                                                                                                B492              0
     g.Net securitization income                                                                RIAD
                                                                                                B493              0
     h.Insurance commissions and fees                                                           RIAD
                                                                                                B494         90,713
     i.Net gains (losses) on sales of loans and leases                                          RIAD
                                                                                                5416            862
     j.Net gains (losses) on sales of other real estate owned                                   RIAD
                                                                                                5415            743
     k.Net gains (losses) on sales of other assets (excluding securities)                       RIAD
                                                                                                B496       -232,200
     l.Other noninterest income2                                                                RIAD
                                                                                                B497        464,899
     m.Total noninterest income (sum of items 5.a through 5.l)                                  RIAD
                                                                                                4079        865,512
  6.a. Realized gains (losses) on held-to-maturity securities                                   RIAD
                                                                                                3521              0
     b.Realized gains (losses) on available-for-sale securities                                 RIAD
                                                                                                3196         13,940
  7.Noninterest expense:
     a.Salaries and employee benefits                                                           RIAD
                                                                                                4135        575,180
     b.Expenses of premises and fixed assets (net of rental income) (excluding salaries and     RIAD
       employee benefits and mortgage interest)                                                 4217        132,681
     c.(1) Goodwill impairment losses                                                           RIAD
                                                                                                C216              0
       (2) Amortization expense and impairment losses for other intangible assets               RIAD
                                                                                                C232          1,566
     d.Other noninterest expense2                                                               RIAD
                                                                                                4092        757,259
     e.Total noninterest expense (sum of items 7.a through 7.d)                                 RIAD
                                                                                                4093      1,466,686
  8.Income (loss) before income taxes and extraordinary items and other adjustments (item 3     RIAD
    plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)                                              4301      1,469,380
  9.Applicable income taxes (on item 8)                                                         RIAD
                                                                                                4302        525,875
 10.Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)        RIAD
                                                                                                4300        943,505
 11.Extraordinary items and other adjustments, net of income taxes2                             RIAD
                                                                                                4320              0
 12.Net income (loss) (sum of items 10 and 11)                                                  RIAD
                                                                                                4340        943,505

Memoranda                                                                                       Year-to-date
                                                                     Dollar Amounts in Thousands
  1.Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after  RIAD
    August 7, 1986, that is not deductible for federal income tax purposes                      4513            287
  2.Income from the sale and servicing of mutual funds and annuities in domestic offices        RIAD
    (included in Schedule RI, item 8)                                                           8431        100,434
  3.Income on tax-exempt loans and leases to states and political subdivisions in the U.S.      RIAD
    (included in Schedule RI, items 1.a and 1.b)                                                4313          2,469
  4.Income on tax-exempt securities issued by states and political subdivisions in the U.S.     RIAD
    (included in Schedule RI, item 1.d.(3))                                                     4507         16,350
  5.Number of full-time equivalent employees at end of current period (round to nearest whole   RIAD
    number)                                                                                     4150         Number
                                                                                                              7,514
  6.Not applicable
                                                                                                        CC/YY/M
                                                                                                           M/DD
  7.If the reporting bank has restated its balance sheet as a result of applying push down      RIAD
    accounting this calendar year, report the date of the bank's acquisition5                   9106          0

  8.Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items
    8.a through 8.d, must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):
     a.Interest rate exposures                                                                  RIAD
                                                                                                8757         -1,072
     b.Foreign exchange exposures                                                               RIAD
                                                                                                8758              0
     c.Equity security and index exposures                                                      RIAD
                                                                                                8759              0
     d.Commodity and other exposures                                                            RIAD
                                                                                                8760              0
  9.Impact on income of derivatives held for purposes other than trading:
     a.Net increase (decrease) to interest income                                               RIAD
                                                                                                8761              0
     b.Net (increase) decrease to interest expense                                              RIAD
                                                                                                8762          2,878
     c.Other (noninterest) allocations                                                          RIAD
                                                                                                8763              0
 10.Credit losses on derivatives (see instructions)                                             RIAD
                                                                                                A251              0
 11.Does the reporting bank have a Subchapter S election in effect for federal income tax       RIAD         Yes/No
    purposes for the current tax year?                                                          A530             No

---------------------------
 1Includes interest income on time certificates of deposit not held for trading.
 2Describe on Schedule RI-E--Explanations.
 3For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in
  Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
 4For banks required to complete Schedule RI, Memorandum item 8, trading revenue report in Schedule RI, item 5.c, must equal the sum of Memorandum item 8.a through 8.d).
 5For example, a bank acquired on June 1, 2001, would report 20010601.

Schedule RI-A--Changes in Equity Capital
Indicate decreases and losses in parentheses.

                                                                     Dollar Amounts in Thousands
  1.Total equity capital most recently reported for the December 31, 2001, Reports of Condition RIAD
    and Income (i.e., after adjustments from amended Reports of Income)                         3217      3,191,226
  2.Restatements due to corrections of material accounting errors and changes in accounting     RIAD
    principles*                                                                                 B507              0
  3.Balance end of previous calendar year as restated (sum of items 1 and 2)                    RIAD
                                                                                                B508      3,191,226
  4.Net income (loss) (must equal Schedule RI, item 12)                                         RIAD
                                                                                                4340        943,505
  5.Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury      RIAD
    stock transactions)                                                                         B509              0
  6.Treasury stock transactions, net                                                            RIAD
                                                                                                B510              0
  7.Changes incident to business combinations, net                                              RIAD
                                                                                                4356        420,978
  8.LESS: Cash dividends declared on preferred stock                                            RIAD
                                                                                                4470              0
  9.LESS: Cash dividends declared on common stock                                               RIAD
                                                                                                4460        500,000
 10.Other comprehensive income1                                                                 RIAD
                                                                                                B511         23,984
 11.Other transactions with parent holding company1 (not included in items 5, 6, 8, or 9 above) RIAD
                                                                                                4415              0
 12.Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RIAD
    RC, item 28)                                                                                3210      4,079,693

--------------------
 *Describe on Schedule RI-E--Explanations.
 1Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                  (Column A)    (Column B)
                                                                                 Charge-offs1   Recoveries
                                                   Dollar Amounts in ThousandsCalendar-year-to-date
  1.Loans secured by real estate:
     a.Construction, land development, and other land loans in domestic       RIAD              RIAD
       offices                                                                   3582   150     3583             24
     b.                                                                       RIAD              RIAD
       Secured by farmland in domestic offices                                   3584   105     3585            281
     c.Secured by 1-4 family residential properties in domestic offices:
        (1)Revolving, open-end loans secured by 1-4 family residential        RIAD              RIAD
           properties and extended under lines of credit                         5411   622     5412            302
        (2)Closed-end loans secured by 1-4 family residential properties
           (a)                                                                RIAD            RIAD
              Secured by first liens                                             C234 1,908     C217            253
           (b)                                                                RIAD              RIAD
              Secured by junior liens                                            C235   167     C218            506
     d.Secured by multifamily (5 or more) residential properties in domestic  RIAD              RIAD
       offices                                                                   3588     0     3589              0
     e.                                                                       RIAD              RIAD
       Secured by nonfarm nonresidential properties in domestic offices          3590 4,956     3591            271
     f.                                                                       RIAD              RIAD
       In foreign offices                                                        B512     0     B513              0
  2.Loans to depository institutions and acceptances of other banks:
     a.                                                                       RIAD              RIAD
       To U.S. banks and other U.S. depository institutions                     4653      0     4663              0
     b.                                                                       RIAD              RIAD
       To foreign banks                                                         4654      0    4664              0
  3.                                                                          RIAD             RIAD
    Loans to finance agricultural production and other loans to farmers         4655    548    4665            739
  4.Commercial and industrial loans:
     a.                                                                       RIAD             RIAD
       To U.S. addressees (domicile)                                            4645 66,890    4617         12,553
     b.                                                                       RIAD             RIAD
       To non-U.S. addressees (domicile)                                        4646      0    4618              0
  5.Loans to individuals for household, family, and other personal expenditures:
     a.                                                                       RIAD             RIAD
       Credit cards                                                             B514 19,536    B515          1,108
     b.Other (includes single payment, installment, all student loans, and    RIAD             RIAD
       revolving credit plans other than credit cards)                          B516 17,806    B517          7,827
  6.                                                                          RIAD             RIAD
    Loans to foreign governments and official institutions                      4643      0    4627              0
  7.                                                                          RIAD              RIAD
    All other loans                                                             4644    283    4628             38
  8.Lease financing receivables:
     a.                                                                       RIAD             RIAD
       To U.S. addressees (domicile)                                            4658  2,275    4668            250
     b.                                                                       RIAD             RIAD
       To non-U.S. addressees (domicile)                                        4659      0    4669              0
  9.                                                                          RIAD             RIAD
    Total (sum of items 1 through 8)                                            4635 115,246   4605         24,152

                                                                                  (Column A)    (Column B)
Memoranda                                                                        Charge-offs1   Recoveries
                                                   Dollar Amounts in ThousandsCalendar-year-to-date
  1.Loans to finance commercial real estate, construction, and land              RIAD           RIAD
    development activities (not secured by real estate) included in Schedule     5409       0   5410              0
    RI-B, part I, items 4 and 7, above
  2.Loans secured by real estate to non-U.S. addressees (domicile) (included     RIAD           RIAD
    in Schedule RI-B, part I, item 1, above)                                     4652       0   4662              0

--------------------
 1Include write-downs arising from transfers of loans to a held-for-sale account.

Part II. Changes in Allowance for Loan and Lease Losses

                                                                     Dollar Amounts in Thousands
  1.Balancemost recently reported for the December 31, 2001, Reports of Condition and Income    RIAD
    (i.e., after adjustments from amended Reports of Income)                                    B522        281,751
  2.Recoveries (must equal part I, item 9,column B above)                                       RIAD
                                                                                                4605         24,152
  3.LESS: Charge-offs (must equal part I, item 9, column A above less Schedule RI-B, part II,   RIAD
    item 4 )                                                                                    C079        115,246
  4.LESS: Write-downs arising from transfers of loans to a held-for-sale account                RIAD
                                                                                                5523              0
  5.Provision for loan and lease losses (must equal Schedule RI, item 4)                        RIAD
                                                                                                4230         94,753
  6.Adjustments* (see instructions for this schedule)                                           RIAD
                                                                                                C233         -1,147
  7.Balance end of current period (sum of items 1,2,5, and 6, less items 3 and 4) (must equal   RIAD
    Schedule RC, item 4.c)                                                                      3123        284,263

--------------------
 *Describe on Schedule RI-E---Explanations.

Schedule RI-D--Income from International Operations

For all banks with foreign Offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                     Dollar Amounts in Thousands
  1.Interest income and expense attributable to international operations:
     a.Gross interest income                                                                    RIAD
                                                                                                B523              0
     b.Gross interest expense                                                                   RIAD
                                                                                                B524              0
  2.Net interest income attributable to international operations (item 1.a minus 1.b.)          RIAD
                                                                                                B525              0
  3.Noninterest income and expense attributable to international operations:
     a.Noninterest income attributable to international operations                              RIAD
                                                                                                4097              0
     b.Provision for loan and lease losses attributable to international operations             RIAD
                                                                                                4235              0
     c.Other noninterest expense attributable to international operations                       RIAD
                                                                                                4239              0
     d.Net noninterest income (expense) attributable to international operations (item 3.a      RIAD
       minus 3.b and 3.c)                                                                       4843              0
  4.Estimated pretax income attributable to international operations before capital allocation  RIAD
    adjustment (sum of items 2 and 3.d)                                                         4844              0
  5.Adjustment to pretax income for internal allocations to international operations to reflect RIAD
    the effects of equity capital on overall bank funding costs                                 4845              0
  6.Estimated pretax income attributable to international operations after capital allocation   RIAD
    adjustment (sum of items 4 and 5)                                                           4846              0
  7.Income taxes attributable to income from international operations as estimated in item 6    RIAD
                                                                                                4797              0
  8.Estimated net income attributable to international operations (item 6 minus 7)              RIAD
                                                                                                4341              0

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                     Dollar Amounts in ThousandsYear-to-date
  1.Other noninterest income (from Schedule RI, item 5.l)
    Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
     a.Income and fees from the printing and sale of checks                                     RIAD
                                                                                                C013              0
     b.Earnings on/increase in value of cash surrender value of life insurance                  RIAD
                                                                                                C014              0
     c.Income and fees from automated teller machines (ATMs)                                    RIAD
                                                                                                C016              0
     d.Rent and other income from other real estate owned                                       RIAD
                                                                                                4042              0
     e.Safe deposit box rent                                                                    RIAD
                                                                                                C015              0
     f.(TEXT 4461) Intercompany allocations                                                     RIAD
                                                                                                4461        274,457
     g.(TEXT 4462) Credit card fees                                                             RIAD
                                                                                                4462         62,052
     h.(TEXT 4463) Loan origination fees                                                        RIAD
                                                                                                4463         40,003
  2.Other noninterest expense (from Schedule RI, item 7.d)
    Itemize and describe the amounts that exceed 1% of the sum of Schedule RI, items 1.h and
    5.m:
     a.Data processing expenses                                                                 RIAD
                                                                                                C017         44,129
     b.Advertising and marketing expenses                                                       RIAD
                                                                                                0497              0
     c.Directors' fees                                                                          RIAD
                                                                                                4136              0
     d.Printing, stationery, and supplies                                                       RIAD
                                                                                                C018              0
     e.Postage                                                                                  RIAD
                                                                                                8403              0
     f.Legal fees and expenses                                                                  RIAD
                                                                                                4141              0
     g.FDIC deposit insurance assessments                                                       RIAD
                                                                                                4146              0
     h.(TEXT 4464) Intercompany allocations                                                     RIAD
                                                                                                4464        476,014
     i.(TEXT 4467) Other fees & service charges                                             RIAD
                                                                                                4467         89,364
     j.(TEXT 4468)                                                                              RIAD
                                                                                                4468              0
  3.Extraordinary items and other adjustments and applicable income tax effect (from Schedule
    RI, item 11) (itemize and describe all extraordinary items and other adjustments)
     a.(1) Effect of adopting FAS 142, "Goodwill and Other Intangible Assets"                   RIAD
                                                                                                C231              0
        (2)Applicable income tax effect                                                         RIAD
                                                                                                4486              0
     b.(1) (TEXT 4487                                                                           RIAD
                                                                                                4487              0
        (2)Applicable income tax effect                                                         RIAD
                                                                                                4488              0
     c.(1) (TEXT 4489                                                                           RIAD
                                                                                                4489              0
        (2)Applicable income tax effect                                                         RIAD
                                                                                                4491              0
  4.Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
     a.(TEXT B526)                                                                              RIAD
                                                                                                B526              0
     b.(TEXT B527)                                                                              RIAD
                                                                                                B527              0
  5.Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions)
     a.(TEXT 4498)                                                                              RIAD
                                                                                                4498              0
     b.(TEXT 4499)                                                                              RIAD
                                                                                                4499              0
  6.Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6)
    (itemize and describe all adjustments):
     a.(TEXT 4521) Write-downs arising from transfers of loans to the held-for-sale account     RIAD
                                                                                                4521        -29,483
     b.(TEXT 4522) Marquette merger                                                             RIAD
                                                                                                4522         28,336
  7.Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

Schedule RC--Balance Sheet

                                                                     Dollar Amounts in Thousands
ASSETS
  1.Cash and balances due from depository institutions (from Schedule RC-A)
     a.Noninterest-bearing balances and currency and coin1                                      RCFD
                                                                                                0081      1,820,590
     b.Interest-bearing balances2                                                               RCFD
                                                                                                0071         63,877
  2.Securities:
     a.Held-to-maturity securities (from Schedule RC-B, column A)                               RCFD
                                                                                                1754              0
     b.Available-for-sale securities (from Schedule RC-B, column D)                             RCFD
                                                                                                1773      1,613,776
  3.Federal funds sold and securities purchased under agreements to resell
     a.Federal funds sold in domestic offices                                                   RCON
                                                                                                B987      8,118,713
     b.Securities purchased under agreements to resell3                                         RCFD
                                                                                                B989        159,512
  4.Loans and lease financing receivables (from Schedule RC-C):
     a.Loans and leases held for sale                                                           RCFD
                                                                                                5369     21,079,237
     b.Loans and leases, net of unearned income                                                 RCFD
                                                                                                B528     18,011,762
     c.LESS: Allowance for loan and lease losses                                                RCFD
                                                                                                3123        284,263
     d.Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)              RCFD
                                                                                                B529     17,727,499
  5.Trading assets (from Schedule RC-D)                                                         RCFD
                                                                                                3545        367,486
  6.Premises and fixed assets (including capitalized leases)                                    RCFD
                                                                                                2145        157,682
  7.Other real estate owned (from Schedule RC-M)                                                RCFD
                                                                                                2150          7,328
  8.Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)    RCFD
                                                                                                2130              0
  9.Customers' liability to this bank on acceptances outstanding                                RCFD
                                                                                                2155         23,492
 10.Intangible assets:
     a.Goodwill                                                                                 RCFD
                                                                                                3163        341,605
     b.Other intangible assets (from Schedule RC-M)                                             RCFD
                                                                                                0426          7,596
 11.Other assets (from Schedule RC-F)                                                           RCFD
                                                                                                2160      1,354,807
 12.Total assets (sum of items 1 through 11)                                                    RCFD
                                                                                                2170     52,843,200
LIABILITIES
 13.Deposits:
     a.In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)        RCON
                                                                                                2200     32,863,493
        (1)Noninterest-bearing4                                                                 RCON
                                                                                                6631     20,656,572
        (2)Interest-bearing                                                                     RCON
                                                                                                6636     12,206,921
     b.In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part  RCFN
       II)                                                                                      2200      5,802,375
        (1)Noninterest-bearing                                                                  RCFN
                                                                                                6631         10,504
        (2)Interest-bearing                                                                     RCFN
                                                                                                6636      5,791,871
 14.Federal funds purchased and securities sold under agreements to repurchase
     a.Federal funds purchased in domestic offices5                                             RCON
                                                                                                B993      1,685,713
     b.Securities sold under agreements to repurchase6                                          RCFD
                                                                                                B995        459,274
 15.Trading liabilities (from Schedule RC-D)                                                    RCFD
                                                                                                3548         45,836
 16.Other borrowed money (includes mortgage indebtedness and obligations under capitalized      RCFD
    leases) (from Schedule RC-M)                                                                3190      7,081,695
 17.Not applicable
 18.Bank's liability on acceptances executed and outstanding                                    RCFD
                                                                                                2920         23,492
 19.Subordinated notes and debentures7                                                          RCFD
                                                                                                3200              0
 20.Other liabilities (from Schedule RC-G)                                                      RCFD
                                                                                                2930        801,629
 21.Total liabilities (sum of items 13 through 20)                                              RCFD
                                                                                                2948     48,763,507
 22.Minority interest in consolidated subsidiaries                                              RCFD
                                                                                                3000              0
EQUITY CAPITAL
 23.Perpetual preferred stock and related surplus                                               RCFD
                                                                                                3838              0
 24.Common stock                                                                                RCFD
                                                                                                3230        100,000
 25.Surplus (exclude all surplus related to preferred stock)                                    RCFD
                                                                                                3839      2,133,596
 26.a. Retained earnings                                                                        RCFD
                                                                                                3632      1,793,289
     b.Accumulated other comprehensive income8                                                  RCFD
                                                                                                B530         52,808
 27.Other equity capital components9                                                            RCFD
                                                                                                A130              0
 28.Total equity capital (sum of items 23 through 27)                                           RCFD
                                                                                                3210      4,079,693
 29.Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)      RCFD
                                                                                                3300     52,843,200

Memorandum
To be reported with the March Report of Condition.
  1.Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external    RCFD
    auditors as of any date during 2001                                                         6724         Number
                                                                                                                N/A

  1 =Independent audit of the bank conducted in            4 =Directors' examination of the bank conducted in
     accordance with generally accepted auditing              accordance with generally accepted auditing
     standards by a certified public accounting firm          standards by a certified public accounting firm (may
     which submits a report on the bank                       be required by state chartering authority)
  2 =Independent audit of the bank's parent holding        5 =Directors' examination of the bank performed by
     company conducted in accordance with generally           other external auditors (may be required by state
     accepted auditing standards by a certified public        chartering authority)
     accounting firm which submits a report on the
     consolidated holding company (but not on the bank
     separately)
                                                           6 =Review of the bank's financial statements by
                                                              external auditors
                                                           7 =Compilation of the bank's financial statements by
                                                              external auditors
  3 =Attestation on bank management's assertion on the     8 =Other audit procedures (excluding tax preparation
     effectiveness of the bank's internal control over        work)
     financial reporting by a certified public accounting
     firm
                                                           9 =No external audit work

-----------------------
 1Includes cash items in process of collection and unposted debits.
 2Includes time certificates of deposit not held for trading.
 3Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.
 4Includes total demand deposits and noninterest-bearing time and savings deposits.
 5Report overnight Ferderal Home Loan Bank advantages in Schedule RC, item 16,"other borrowed money."
 6Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
 7Includes limited-life preferred stock and related surplus.
 8Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses)
  on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
 9Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-A -- Cash and Balances Due From Depository Institutions
Exclude assets held for trading.

                                                   Dollar Amounts in Thousands    (Column A)    (Column B)
                                                                              Consolidated Bank Domestic Offices
  1.Cash items in process of collection, unposted debits, and currency and    RCFD
    coin                                                                         0022  1,616,545
     a.                                                                                         RCON
       Cash items in process of collection and unposted debits                                  0020      1,433,842
     b.                                                                                         RCON
       Currency and coin                                                                        0080        182,703
  2.                                                                                            RCON
    Balances due from depository institutions in the U.S.                                       0082        185,144
     a.                                                                       RCFD
       U.S.branches and agencies of foreign banks (including their IBFs)         0083          0
     b.Other commercial banks in the U.S. and other depository institutions   RCFD
       in the U.S. (including their IBFs)                                        0085    185,300
  3.                                                                                            RCON
    Balances due from banks in foreign countries and foreign central banks                      0070         11,842
     a.                                                                       RCFD
       Foreign branches of other U.S. banks                                      0073     11,622
     b.                                                                        CFD
       Other banks in foreign countries and foreign central banks                0074        220
  4.                                                                          RCFD       70,780 RCON
    Balances due from Federal Reserve Banks                                      0090           0090         70,698
  5.Total (sum of items 1 through 4) (total of column A must equal Schedule   RCFD    1,884,467 RCON
    RC, sum of items 1.a and 1.b)                                                0010           0010      1,884,229

Schedule RC-B--Securities
Exclude assets held for trading.

                                                    Held-to-maturity                   Available-for-sale
                                              (Column A)        (Column B)        (Column C)    (Column D)
               Dollar Amounts in Thousands  Amortized Cost      Fair Value      Amortized Cost  Fair Value
  1.                                      RCFD               RCFD               RCFD            RCFD
    U.S.Treasury securities                 0211           0   0213          0   1286   183,519 1287        197,889
  2.U.S.Government agency obligations
    (exclude mortgage-backed securities):
     a.                                   RCFD               RCFD               RCFD             RCFD
       Issued by U.S. Government agencies1  1289           0   1290          0   1291         6  1293              6
     b.Issued by U.S. Government          RCFD               RCFD               RCFD            RCFD
       sponsored agencies2                  1294           0   1295          0   1297   132,570  1298        137,863
  3.Securities issued by states and       RCFD               RCFD               RCFD            RCFD
    political subdivisions in the U.S.      8496           0R  8497          0R  8498   300,444  8499        321,839
  4.Mortgage-backed securities (MBS):
     a.Pass-through securities:
        (1)                                RCFD               RCFD               RCFD           RCFD
           Guaranteed by GNMA               1698           0   1699          0   1701   231,831 1702        247,285
        (2)                                RCFD               RCFD               RCFD           RCFD
           Issued by FNMA and FHLMC         1703           0   1705          0   1706   384,871 1707        413,362
        (3)                                RCFD               RCFD               RCFD           RCFD
           Other passthrough securities     1709           0   1710          0   1711         0 1713              0
     b.Other mortgage-backed securities
       (include CMOs, REMICs, and
       stripped MBS):
        (1)Issued or guaranteed by FNMA,  RCFD               RCFD               RCFD            RCFD
           FHLMC, or GNMA                   1714           0  1715          0  1716       4,600  1717          4,629
        (2)Collateralized by MBS issued   RCFD               RCFD               RCFD            RCFD
           or guaranteed by FNMA, FHLMC,    1718           0  1719          0    1731         3 1732               4
           or GNMA
        (3)All other mortgage-backed      RCFD               RCFD               RCFD            RCFD
           securities                       1733           0   1734          0   1735     8,580 1736          8,650
  5.Asset-backed securities (ABS):
     a.                                    RCFD              RCFD               RCFD            RCFD
       Credit card receivables              B838           0   B839          0   B840           B841              0
     b.                                    RCFD               RCFD               RCFD           RCFD
       Home equity lines                    B842           0   B843          0   B844         0 B845              0
     c.                                    RCFD               RCFD               RCFD           RCFD
       Automobile loans                     B846           0   B847          0   B848         0 B849              0
     d.                                    RCFD               RCFD               RCFD           RCFD
       Other consumer loans                B850            0  B851          0   B852        406 B853            409
     e.                                    RCFD               RCFD               RCFD           RCFD
       Commercial and industrial loans    R B854           0  B855          0   B856      2,547 B857          2,354
     f.                                    RCFD               RCFD               RCFD           RCFD
       Other                                B858           0   B859         0   B860        0  B861              0
  6.Other debt securities:
     a.                                    RCFD               RCFD               RCFD           RCFD
       Other domestic debt securities       1737           0   1738         0    1739   110,773 1741        107,384
     b.                                    RCFD               RCFD               RCFD           RCFD
       Foreign debt securities              1742           0   1743         0    1744    47,319 1746         51,773
  7.Investments in mutual funds and other                                        RCFD           RCFD
    equity securities with readily                                               A510    119,617 A511       120,329
    determinable fair values3
  8.Total (sum of items 1 through 7)
    (total of column A must equal
    Schedule RC, Item 2.a) (total of
    column D must equal Schedule RC, item   RCFD               RCFD              RCFD            RCFD
    2.b)                                    1754           0   1771         0   1772   1,527,086 1773     1,613,776

Memoranda
                                                                     Dollar Amounts in Thousands
  1.Pledged securities4                                                                         RCFD
                                                                                                0416        260,266
  2.Maturity and repricing data for debt securities4,5 (excluding those in nonaccrual status)
     a.Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:6,7
        (1)Three months or less                                                                 RCFD
                                                                                                A549        165,915
        (2)Over three months through 12 months                                                  RCFD
                                                                                                A550         72,374
        (3)Over one year through three years                                                    RCFD
                                                                                                A551         74,600
        (4)Over three years through five years                                                  RCFD
                                                                                                A552        134,421
        (5)Over five years through 15 years.                                                    RCFD
                                                                                                A553        252,551
        (6)Over 15 years                                                                        RCFD
                                                                                                A554        119,656
     b.Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:6,8
        (1)Three months or less                                                                 RCFD
                                                                                                A555          3,872
        (2)Over three months through 12 months                                                  RCFD
                                                                                                A556          6,437
        (3)Over one year through three years                                                    RCFD
                                                                                                A557            742
        (4)Over three years through five years                                                  RCFD
                                                                                                A558          1,331
        (5)Over five years through 15 years                                                     RCFD
                                                                                                A559         38,211
        (6)Over 15 years                                                                        RCFD
                                                                                                A560        610,054
     c.Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:9
        (1)Three years or less                                                                  RCFD
                                                                                                A561          7,217
        (2)Over three years                                                                     RCFD
                                                                                                A562          6,066
     d.Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum    RCFD
       items 2.a through 2.c above)                                                             A248        166,083
  3.Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or
    trading securities during the calendar year-to-date (report the amortized cost at date of   RCFD
    sale or transfer)                                                                           1778              0
  4.Structured notes (included in the held-to-maturity and available-for-sale accounts in
    Schedule RC-B, items 2, 3, 5, and 6):
     a.Amortized cost                                                                           RCFD
                                                                                                8782              0
     b.Fair value                                                                               RCFD
                                                                                                8783              0

---------------------
 1Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration
  obligations, and Export-Import Bank participation certificates.
 2Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home
  Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the
  Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee
  Valley Authority.
 3Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.
 4Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
 5Exclude investments in mutual funds and other equity securities with readily determinable fair values.
 6Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
 7Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal
  Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
 8Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal
  Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
 9Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in
  Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income.
Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                   Dollar Amounts in Thousands    (Column A)    (Column B)
                                                                              Consolidated Bank Domestic Offices
  1.                                                                           RCFD
    Loans secured by real estate:                                                1410 26,873,038
     a.                                                                                         RCON
       Construction, land development, and other land loans                                     1415        212,279
     b.                                                                                         RCON
       Secured by farmland (including farm residential and other improvements)                  1420         78,883
     c.Secured by 1-4 family residential properties:
        (1)Revolving, open-end loans secured by 1-4 family residential                          RCON
           properties and extended under lines of credit                                        1797        981,424
        (2)Closed-end loans secured by 1-4 family residential properties:
           (a)                                                                                  RCON
              Secured by first liens                                                            5367     23,702,527
           (b)                                                                                  RCON
              Secured by junior liens                                                           5368      1,078,833
     d.                                                                                         RCON
       Secured by multifamily (5 or more) residential properties                                1460         55,776
     e.                                                                                         RCON
       Secured by nonfarm nonresidential properties                                             1480        763,316
  2.Loans to depository institutions and acceptances of other banks:
     a.                                                                                         RCON
       To commercial banks in the U.S.                                                          B531      2,763,148
        (1)                                                                    RCFD
           To U.S. branches and agencies of foreign banks                       B532          0
        (2)                                                                    RCFD
           To other commercial banks in the U.S.                                B533  2,763,383
     b.                                                                        RCFD           0 RCON
       To other depository institutions in the U.S.                             B534            B534              0
     c.                                                                                         RCON
       To banks in foreign countries                                                            B535            235
        (1)                                                                    RCFD
           To foreign branches of other U.S. banks                              B536          0
        (2)                                                                    RCFD
           To other banks in foreign countries                                  B537        238
  3.                                                                           RCFD              RCON
    Loans to finance agricultural production and other loans to farmers         1590     185,921 1590        185,921
  4.Commercial and industrial loans:
     a.                                                                        RCFD              RCON
       To U.S. addressees (domicile)                                            1763   4,947,382  1763      4,947,382
     b.                                                                        RCFD              RCON
       To non-U.S. addressees (domicile)                                        1764       1,151  1764              0
  5.Not applicable
  6.Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
     a.                                                                        RCFD           RCON
       Credit cards                                                             B538      384  B538               384
     b.                                                                        RCFD           RCON
       Other revolving credit plans                                             B539  116,449     B539          116,449
     c.Other consumer loans (includes single payment, installment, and all     RCFD           RCON
       student loans)                                                            2011 815,867     2011        815,867
  7.Loans to foreign governments and official institutions (including foreign  RCFD             RCON
    central banks)                                                               2081       0    2081              0
  8.Obligations (other than securities and leases) of states and political     RCFD             RCON
    subdivisions in the U.S.                                                     2107  28,443    2107         28,443
  9.                                                                           RCFD
    Other loans                                                                  1563    389,515
     a.                                                                                         RCON
       Loans for purchasing or carrying securities (secured and unsecured)                      1545        138,513
     b.                                                                                         RCON
       All other loans (exclude consumer loans)                                                 1564        251,002
 10.                                                                                            RCON
    Lease financing receivables (net of unearned income)                                        2165      2,969,228
     a.                                                                        RCFD
       Of U.S. addressees (domicile)                                            2182  2,969,228
     b.                                                                        RCFD
       Of non-U.S. addressees (domicile)                                        2183          0
 11.                                                                           RCFD             RCON
    LESS: Any unearned income on loans reflected in items 1-9 above             2123          0 2123              0
 12.Total loans and leases, net of unearned income (sum of items 1 through 10                   RCON
    minus item 11) (total of column A must equal Schedule RC, sum of items    RCFD               2122
    4.a and 4.b)                                                                2122 39,090,999           39,089,610

Memoranda
                                                                     Dollar Amounts in Thousands
  1.Loans and leases restructured and in compliance with modified terms (included in Schedule
    RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item
    1) (exclude loans secured by 1-4 family residential properties and loans to individuals for RCFD
    household, family, and other personal expenditures)                                         1616              0
  2.Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a.Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:1,2
        (1)Three months or less                                                                 RCON
                                                                                                A564     20,804,158
        (2)Over three months through 12 months                                                  RCON
                                                                                                A565        560,630
        (3)Over one year through three years                                                    RCON
                                                                                                A566         35,357
        (4)Over three years through five years                                                  RCON
                                                                                                A567         89,077
        (5)Over five years through 15 years                                                     RCON
                                                                                                A568      1,638,299
        (6)Over 15 years                                                                        RCON
                                                                                                A569        555,531
     b.All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
       EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of1,3
        (1)Three months or less                                                                 RCFD
                                                                                                A570      8,038,125
        (2)Over three months through 12 months                                                  RCFD
                                                                                                A571      1,160,695
        (3)Over one year through three years                                                    RCFD
                                                                                                A572      1,786,723
        (4)Over three years through five years                                                  RCFD
                                                                                                A573      1,488,936
        (5)Over five years through 15 years                                                     RCFD
                                                                                                A574      1,762,590
        (6)Over 15 years                                                                        RCFD
                                                                                                A575        967,431
     c.Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with  RCFD
       a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)          A247     25,129,741
  3.Loans to finance commercial real estate, construction, and land development activities (not RCFD
    secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A4         2746        176,599
  4.Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column  RCON
    B)                                                                                          5370      7,670,359
  5.Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C,  RCFD
    part I, item 1, column A)                                                                   B837              0

--------------------
 1Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
 2Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on
  1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
 3Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part
  I, item 1.c.(2)(a), column B.
 4Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.

                                                                     Dollar Amounts in Thousands
ASSETS
  1.U.S.Treasury securities in domestic offices                                                 RCON
                                                                                                3531              0
  2.U.S.Government agency obligations in domestic offices (exclude mortgage-backed securities)  RCON
                                                                                                3532              0
  3.Securities issued by states and political subdivisions in the U.S. in domestic offices      RCON
                                                                                                3533              0
  4.Mortgage-backed securities (MBS) in domestic offices:
     a.Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                     RCON
                                                                                                3534        318,572
     b.Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include   RCON
       CMOs, REMICs, and stripped MBS)                                                          3535              0
     c.All other mortgage-backed securities                                                     RCON
                                                                                                3536              0
  5.Other debt securities in domestic offices                                                   RCON
                                                                                                3537              0
  6.-8.Not applicable
  9.Other trading assets in domestic offices                                                    RCON
                                                                                                3541              0
 10.Trading assets in foreign offices                                                           RCFN
                                                                                                3542              0
 11.Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
     a.In domestic offices                                                                      RCON
                                                                                                3543         48,914
     b.In foreign offices                                                                       RCFN
                                                                                                3543              0
 12.Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)           RCFD
                                                                                                3545        367,486
LIABILITIES
 13.Liability for short positions                                                               RCFD
                                                                                                3546              0
 14.Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity  RCFD
    contracts                                                                                   3547         45,836
 15.Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)        RCFD
                                                                                                3548         45,836

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                    Transaction Accounts        Nontransaction
                                                                                                Accounts
                                                             (Column A) Total     (Column B)    (Column C)
                                                               transaction       Memo: Total    Total
                                                                 accounts      demand deposits  nontransaction
                                                             (including total    (included in   accounts
                                 Dollar Amounts in Thousands demand deposits)     column A)     (including MMDAs)
Deposits of:
  1.Individuals, partnerships, and corporations (include    RCON                                RCON
    all certified and official checks)                         B549  2,544,833                  B550     29,360,774
  2.                                                         RCON                               RCON
    U.S.Government                                             2202      7,000                  2520          1,316
  3.                                                         RCON                                RCON
    States and political subdivisions in the U.S.              2203     47,974                  2530        452,031
  4.Commercial banks and other depository institutions in   RCON                                RCON
    the U.S.                                                   B551    449,565                  B552              0
  5.                                                        RCON                                RCON
    Banks in foreign countries                                 2213          0                  2236              0
  6.Foreign governments and official institutions           RCON                                RCON
    (including foreign central banks)                          2216          0                  2377              0
  7.Total (sum of items 1 through 6) (sum of columns A and  RCON                 RCON           RCON
    C must equal Schedule RC, item 13.a)                       2215  3,049,372   2210 2,728,465  2385    29,814,121

Memoranda
                                                                     Dollar Amounts in Thousands
  1.Selected components of total deposits (i.e., sum of item 7, columns A and C):
     a.Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                      RCON
                                                                                                6835        496,658
     b.Total brokered deposits                                                                  RCON
                                                                                                2365         42,472
     c.Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1)Issued in denominations of less than $100,000                                        RCON
                                                                                                2343              0
        (2)Issued either in denominations of $100,000 or in denominations greater than $100,000 RCON
           and participated out by the broker in shares of $100,000 or less                     2344              0
     d.Maturity data for brokered deposits:
        (1)Brokered deposits issued in denominations of less than $100,000 with a remaining     RCON
           maturity of one year or less (included in Memorandum item 1.c.(1) above)             A243              0
        (2)Brokered deposits issued in denominations of $100,000 or more with a remaining       RCON
           maturity of one year or less (included in Memorandum item 1.b above)                 A244         42,472
     e.Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
       reported in item 3 above which are secured or collateralized as required under state     RCON
       law) (to be completed for the December report only)                                      5590        416,547
  2.Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
     a.Savings deposits:
        (1)Money market deposit accounts (MMDAs)                                                RCON
                                                                                                6810      7,260,270
        (2)Other savings deposits (excludes MMDAs)                                              RCON
                                                                                                0352     20,621,096
     b.Total time deposits of less than $100,000                                                RCON
                                                                                                6648      1,613,279
     c.Total time deposits of $100,000 or more                                                  RCON
                                                                                                2604        319,476
  3.Maturity and repricing data for time deposits of less than $100,000:
     a.Time deposits of less than $100,000 with a remaining maturity or next repricing date of:1,2
        (1)Three months or less                                                                 RCON
                                                                                                A579        278,563
        (2)Over three months through 12 months                                                  RCON
                                                                                                A580        588,662
        (3)Over one year through three years                                                    RCON
                                                                                                A581        544,402
        (4)Over three years                                                                     RCON
                                                                                                A582        201,652
     b.Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less        RCON
       (included in Memorandum items 3.a.(1) through 3.a.(4) above)3                            A241        867,225
  4.Maturity and repricing data for time deposits of $100,000 or more:
     a.Time deposits of $100,000 or more with a remaining maturity or next repricing date of:1,4
        (1)Three months or less                                                                 RCON
                                                                                                A584         49,794
        (2)Over three months through 12 months                                                  RCON
                                                                                                A585        129,533
        (3)Over one year through three years                                                    RCON
                                                                                                A586         72,798
        (4)Over three years                                                                     RCON
                                                                                                A587         67,351
     b.Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less          RCON
       (included in Memorandum items 4.a.(1) through 4.a.(4) above)3                            A242        179,327

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)
                                                                     Dollar Amounts in Thousands
Deposits of:
  1.Individuals, partnerships, and corporations (include all certified and official checks)     RCFN
                                                                                                B553        230,609
  2.U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository    RCFN
    institutions                                                                                B554      5,482,276
  3.Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) RCFN
                                                                                                2625         89,490
  4.Foreign governments and official institutions (including foreign central banks)             RCFN
                                                                                                2650              0
  5.U.S. Government and states and political subdivisions in the U.S.                           RCFN
                                                                                                B555              0
  6.Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)                        RCFN
                                                                                                2200      5,802,375

Memorandum
                                                                     Dollar Amounts in Thousands
  1.Time deposits with a remaining maturity of one year or less (included in Part II, item 6    RCFN
    above)                                                                                      A245      5,792,704

-------------------
 1Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
 2Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
 3Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
 4Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

Schedule RC-F--Other Assets

                                                                     Dollar Amounts in Thousands
  1.Accrued interest receivable1                                                                RCFD
                                                                                                B556        144,866
  2.Net deferred tax assets2                                                                    RCFD
                                                                                                2148              0
  3.Interest-only strips receivable (not in the form of a security)3 on:
     a.Mortgage loans                                                                           RCFD
                                                                                                A519              0
     b.Other financial assets                                                                   RCFD
                                                                                                A520              0
  4.Equity securities that DO NOT have readily determinable fair values4                        RCFD
                                                                                                1752        487,226
  5.Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)      RCFD
                                                                                                2168        722,715
     a.Prepaid expenses                                                                         RCFD
                                                                                                2166              0
     b.Cash surrender value of life insurance                                                   RCFD
                                                                                                C009        354,845
     c.Repossessed personal property (including vehicles)                                       RCFD
                                                                                                1578              0
     d.Derivatives with a positive fair value held for purposes other than trading              RCFD
                                                                                                C010              0
     e.(TEXT 3549)                                                                              RCFD
                                                                                                3549              0
     f.(TEXT 3550)                                                                              RCFD
                                                                                                3550              0
     g.(TEXT 3551)                                                                              RCFD
                                                                                                3551              0
  6.Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                          RCFD
                                                                                                2160      1,354,807

-----------------------
 1Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
 2See discussion of deferred income taxes in Glossary entry on "income taxes."
 3Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule
  RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
 4Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

Schedule RC-G--Other Liabilities

                                                                     Dollar Amounts in Thousands
  1.a. Interest accrued and unpaid on deposits in domestic offices1                             RCON
                                                                                                3645         24,179
     b.Other expenses accrued and unpaid (includes accrued income taxes payable)                RCFD
                                                                                                3646        147,510
  2.Net deferred tax liabilities2                                                               RCFD
                                                                                                3049        521,051
  3.Allowance for credit losses on off-balance sheet credit exposures                           RCFD
                                                                                                B557              0
  4.Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)      RCFD
                                                                                                2938        108,889
     a.Accounts payable                                                                         RCFD
                                                                                                3066         71,275
     b.Deferred compensation liabilities                                                        RCFD
                                                                                                C011              0
     c.Dividends declared but not yet payable                                                   RCFD
                                                                                                2932              0
     d.Derivatives with a negative fair value held for purposes other than trading              RCFD
                                                                                                C012              0
     e.(TEXT 3552)                                                                              RCFD
                                                                                                3552              0
     f.(TEXT 3553)                                                                              RCFD
                                                                                                3553              0
     g.(TEXT 3554)                                                                              RCFD
                                                                                                3554              0
  5.Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                          RCFD
                                                                                                2930        801,629

-----------------------
 1For savings banks, include "dividends" accrued and unpaid on deposits.
 2See discussion of deferred income taxes in Glossary entry on "income taxes."

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                     Dollar Amounts in Thousands
  1.Customers' liability to this bank on acceptances outstanding                                RCON
                                                                                                2155          2,420
  2.Bank's liability on acceptances executed and outstanding                                    RCON
                                                                                                2920          2,420
  3.Securities purchased under agreements to resell                                             RCON
                                                                                                B989        159,512
  4.Securities sold under agreements to repurchase                                              RCON
                                                                                                B995        459,274
  5.Other borrowed money                                                                        RCON
                                                                                                3190      7,081,695
EITHER
  6.Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs                 RCON
                                                                                                2163              0
OR
  7.Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs                   RCON
                                                                                                2941      5,726,406
  8.Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and   RCON
    IBFs)                                                                                       2192     52,707,193
  9.Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,    RCON
    and IBFs)                                                                                   3129     42,901,094

In items 10-17, report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.
 10.U.S. Treasury securities                                                                    RCON
                                                                                                1039        183,519
 11.U.S. Government agency obligations (exclude mortgage-backed securities)                     RCON
                                                                                                1041        132,576
 12.Securities issued by states and political subdivisions in the U.S.                          RCON
                                                                                                1042        300,444
 13.Mortgage-backed securities (MBS):
     a.Pass-through securities:
        (1)Issued or guaranteed by FNMA, FHLMC, or GNMA                                         RCON
                                                                                                1043        616,702
        (2)Other pass-through securities.                                                       RCON
                                                                                                1044              0
     b.Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1)Issued or guaranteed by FNMA, FHLMC, or GNMA                                         RCON
                                                                                                1209          4,600
        (2)All other mortgage-backed securities                                                 RCON
                                                                                                1280          8,583
 14.Other domestic debt securities (include domestic asset-backed securities)                   RCON
                                                                                                1281        113,726
 15.Foreign debt securities (include foreign asset-backed securities)                           RCON
                                                                                                1282         47,319
 16.Investments in mutual funds and other equity securities with readily determinable fair      RCON
    values                                                                                      A510        119,617
 17.Total amortized (historical) cost of both held-to-maturity and available-for-sale           RCON
    securities (sum of items 10 through 16)                                                     1374      1,527,086
 18.Equity securities that do not have readily determinable fair values                         RCON
                                                                                                1752        487,226

Schedule RC-I--Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                     Dollar Amounts in Thousands
  1.Total IBF assets of the consolidated bank (component of Schedule RC, item 12)               RCFN
                                                                                                2133            N/A
  2.Total IBF liabilities (component of Schedule RC, item 21)                                   RCFD
                                                                                                2898            N/A

Schedule RC-K--Quarterly Averages1

                                                                     Dollar Amounts in Thousands
ASSETS
  1.Interest-bearing balances due from depository institutions                                  RCFD
                                                                                                3381         53,190
  2.U.S. Treasury securities and U.S. Government agency obligations2 (excluding mortgage-backed RCFD
    securities)                                                                                 B558        317,381
  3.Mortgage-backed securities2                                                                 RCFD
                                                                                                B559        862,649
  4.All other securities2,3 (includes securities issued by states and political subdivisions in RCFD
    the U.S.)                                                                                   B560        590,945
  5.Federal funds sold and securities purchased under agreements to resell                      RCFD
                                                                                                3365     10,591,657
  6.Loans:
     a.Loans in domestic offices:
        (1)Total loans                                                                          RCON
                                                                                                3360     37,200,268
        (2)Loans secured by real estate                                                         RCON
                                                                                                3385     27,637,357
        (3)Loans to finance agricultural production and other loans to farmers                  RCON
                                                                                                3386        192,473
        (4)Commercial and industrial loans                                                      RCON
                                                                                                3387      4,873,399
        (5)Loans to individuals for household, family, and other personal expenditures:
           (a)Credit cards                                                                      RCON
                                                                                                B561            187
           (b)Other (includes single payment, installment, all student loans, and revolving     RCON
              credit plans other than credit cards)                                             B562      1,133,115
     b.Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                RCFN
                                                                                                3360          1,507
  7.Trading assets                                                                              RCFD
                                                                                                3401         51,120
  8.Lease financing receivables (net of unearned income)                                        RCFD
                                                                                                3484      2,907,647
  9.Total assets4                                                                               RCFD
                                                                                                3368     55,610,248
LIABILITIES
 10.Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and  RCON
    telephone and preauthorized transfer accounts) (exclude demand deposits)                    3485        310,095
 11.Nontransaction accounts in domestic offices:
     a.Savings deposits (includes MMDAs)                                                        RCON
                                                                                                B563     29,066,619
     b.Time deposits of $100,000 or more                                                        RCON
                                                                                                A514        322,212
     c.Time deposits of less than $100,000                                                      RCON
                                                                                                A529      1,645,070
 12.Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs     RCFN
                                                                                                3404      6,092,613
 13.Federal funds purchased and securities sold under agreements to repurchase                  RCFD
                                                                                                3353      2,844,693
 14.Other borrowed money (includes mortgage indebtedness and obligations under capitalized      RCFD
    leases)                                                                                     3355      7,835,286

--------------------
 1For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2)
  an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
 2Quarterly averages for all debt securities should be based on amortized cost.
 3Quarterly averages for all equity securities should be based on historical cost.
 4The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L-- Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in
Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                     Dollar Amounts in Thousands
  1.Unused commitments:
     a.Revolving, open-end lines secured by 1-4 family residential properties, e.g., home       RCFD
       equity lines                                                                             3814      1,784,749
     b.Credit card lines                                                                        RCFD
                                                                                                3815              0
     c.Commercial real estate, construction, and land development:
        (1)Commitments to fund loans secured by real estate                                     RCFD
                                                                                                3816         97,507
        (2)Commitments to fund loans not secured by real estate                                 RCFD
                                                                                                6550        118,936
     d.Securities underwriting                                                                  RCFD
                                                                                                3817              0
     e.Other unused commitments                                                                 RCFD
                                                                                                3818      1,522,122
  2.Financial standby letters of credit and foreign office guarantees                           RCFD
                                                                                                3819         50,523
     a.Amount of financial standby letters of credit conveyed to others                         RCFD
                                                                                                3820            746
  3.Performance standby letters of credit and foreign office guarantees                         RCFD
                                                                                                3821        205,649
     a.Amount of performance standby letters of credit conveyed to others                       RCFD
                                                                                                3822          5,987
  4.Commercial and similar letters of credit                                                    RCFD
                                                                                                3411         22,007
  5.Participations in acceptances (as described in the instructions) conveyed to others by the  RCFD
    reporting bank                                                                              3428              0
  6.Securities lent (including customers' securities lent where the customer is indemnified     RCFD
    against loss by the reporting bank)                                                         3433        425,872
  7.Credit derivatives:
     a.Notional amount of credit derivatives on which the reporting bank is the guarantor       RCFD
                                                                                                A534              0
        (1)Gross positive fair value                                                            RCFD
                                                                                                C219              0
        (2)Gross negative fair value                                                            RCFD
                                                                                                C220              0
     b.Notional amount of credit derivatives on which the reporting bank is the beneficiary     RCFD
                                                                                                A535              0
        (1)Gross positive fair value                                                            RCFD
                                                                                                C221              0
        (2)Gross negative fair value                                                            RCFD
                                                                                                C222              0
  8.Spot foreign exchange contracts                                                             RCFD
                                                                                                8765              0
  9.All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each    RCFD
    component of this item over 25% of Schedule RC, item 28, "Total equity capital")            3430      3,867,132
     a.Securities borrowed                                                                      RCFD
                                                                                                3432      3,867,132
     b.Commitments to purchase when-issued securities                                           RCFD
                                                                                                3434              0
     c.(TEXT 3555)                                                                              RCFD
                                                                                                3555              0
     d.(TEXT 3556)                                                                              RCFD
                                                                                                3556              0
     e.(TEXT 3557)                                                                              RCFD
                                                                                                3557              0
 10.All other off-balance sheet assets (exclude derivatives) (itemize and describe each         RCFD
    component of this item over 25% of Schedule RC, item 28, "Total equity capital")            5591              0
     a.Commitments to sell when-issued securities                                               RCFD
                                                                                                3435              0
     b.(TEXT 5592)                                                                              RCFD
                                                                                                5592              0
     c.(TEXT 5593)                                                                              RCFD
                                                                                                5593              0
     d.(TEXT 5594)                                                                              RCFD
                                                                                                5594              0
     e.(TEXT 5595)                                                                              RCFD
                                                                                                5595              0
 11.Year-to-date merchant credit card sales volume:
     a.Sales for which the reporting bank is the acquiring bank                                 RCFD
                                                                                                C223              0
     b.Sales for which the reporting bank is the agent bank with risk                           RCFD
                                                                                                C224              0

                                              (Column A)        (Column B)        (Column C)    (Column D)
                                            Interest Rate    Foreign Exchange Equity Derivative Commodity and
               Dollar Amounts in Thousands    Contracts         Contracts         Contracts     Other Contracts
 12.Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 12.a through 12.e must equal
    sum of items 13 and 14):
     a.                                    RCFD               RCFD              RCFD             RCFD
       Futures contracts                   8693           0   8694          0  8695        0    8696              0
     b.                                    RCFD               RCFD              RCFD             RCFD
       Forward contracts                   8697           0  8698          0   8699        0    8700              0
     c.Exchange-traded option contracts:
        (1)                                RCFD              RCFD              RCFD             RCFD
           Written options                 8701           0  8702          0   8703        0    8704              0
        (2)                                RCFD              RCFD              RCFD             RCFD
           Purchased options               8705           0  8706          0   8707        0    8708              0
     d.Over-the-counter option contracts:
        (1)                                RCFD               RCFD              RCFD             RCFD
           Written options                 8709     173,385   8710          0  8711        0    8712             82
        (2)                                RCFD               RCFD              RCFD             RCFD
           Purchased options               8713     165,334   8714          0  8715        0    8716             82
     e.                                    RCFD               RCFD              RCFD             RCFD
       Swaps                               3450   1,546,396   3826          0  8719        0    8720         13,974
 13.Total gross notional amount of         RCFD               RCFD              RCFD             RCFD
    derivative contracts held for trading  A126   1,685,115   A127          0  8723        0    8724         14,138
 14.Total gross notional amount of
    derivative contracts held for          RCFD               RCFD              RCFD              RCFD
    purposes other than trading            8725     200,000   8726         0   8727        0     8728             0
     a.Interest rate swaps where the bank  RCFD
       has agreed to pay a fixed rate       A589           0
 15.Gross fair values of derivative
    contracts:
     a.Contracts held for trading:
        (1)                                RCFD               RCFD              RCFD             RCFD
           Gross positive fair value       8733      46,253   8734          0   8735       0    8736          2,680
        (2)                                RCFD               RCFD              RCFD             0RCFD
           Gross negative fair value       8737      43,070   8738          0   8739       0    8740          2,609
     b.Contracts held for purposes other
       than trading:
        (1)                                RCFD               CFD              RCFD             RCFD
           Gross positive fair value       8741      16,417   8742          0   8743      0     8744              0
        (2)                                RCFD               CFD              RCFD             RCFD
           Gross negative fair value       8745           0   8746          0   8747      0     8748              0

Schedule RC-M--Memoranda

                                                                     Dollar Amounts in Thousands
  1.Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a.Aggregate amount of all extensions of credit to all executive officers, directors,       RCFD
       principal shareholders, and their related interests                                      6164          3,217
     b.Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
       related interests) equals or exceeds the lesser of $500,000 or 5 percent of total        RCFD
       capital as defined for this purpose in agency regulations                                6165         Number
                                                                                                                  3
  2.Intangible assets other than goodwill:
     a.Mortgage servicing assets                                                                RCFD
                                                                                                3164            124
        (1)Estimated fair value of mortgage servicing assets                                    RCFD
                                                                                                A590            124
     b.Purchased credit card relationships and nonmortgage servicing assets                     RCFD
                                                                                                B026          2,211
     c.All other identifiable intangible assets                                                 RCFD
                                                                                                5507          5,261
     d.Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)               RCFD
                                                                                                0426          7,596
  3.Other real estate owned:
     a.Direct and indirect investments in real estate ventures                                  RCFD
                                                                                                5372              0
     b.All other real estate owned:
        (1)Construction, land development, and other land in domestic offices                   RCON
                                                                                                5508              0
        (2)Farmland in domestic offices                                                         RCON
                                                                                                5509            466
        (3)1-4 family residential properties in domestic offices                                RCON
                                                                                                5510          5,058
        (4)Multifamily (5 or more) residential properties in domestic offices                   RCON
                                                                                                5511              0
        (5)Nonfarm nonresidential properties in domestic offices                                RCON
                                                                                                5512          1,804
        (6)In foreign offices                                                                   RCFN5513          0
     c.Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                        RCFD
                                                                                                2150          7,328
  4.Investments in unconsolidated subsidiaries and associated companies:
     a.Direct and indirect investments in real estate ventures                                  RCFD
                                                                                                5374              0
     b.All other investments in unconsolidated subsidiaries and associated companies            RCFD
                                                                                                5375              0
     c.Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                        RCFD
                                                                                                2130              0
  5.Other borrowed money:
     a.Federal Home Loan Bank advances:
        (1)With a remaining maturity of one year or less1                                       RCFD
                                                                                                2651      3,472,207
        (2)With a remaining maturity of more than one year through three years                  RCFD
                                                                                                B565      1,335,199
        (3)With a remaining maturity of more than three years                                   RCFD
                                                                                                B566      1,950,000
     b.Other borrowings:
        (1)With a remaining maturity of one year or less                                        RCFD
                                                                                                B571        312,355
        (2)With a remaining maturity of more than one year through three years                  RCFD
                                                                                                B567         10,639
        (3)With a remaining maturity of more than three years                                   RCFD
                                                                                                B568          1,295
     c.Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)             RCFD
                                                                                                3190      7,081,695
  6.Does the reporting bank sell private label or third party mutual funds and annuities?       RCFD         YES/NO
                                                                                                B569            Yes
  7.Assets under the reporting bank's management in proprietary mutual funds and annuities      RCFD
                                                                                                B570              0

--------------------
 1Includes overnight Federal Home Loan Bank advances.

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                 Dollar Amounts in Thousands    (Column A)        (Column B)
                                                               Past due 30     Past due 90 days
                                                             through 89 days  or more and still    (Column C)
                                                            and still accruing     accruing        Nonaccrual
  1.Loans secured by real estate:
     a.Construction, land development, and other land loans RCON               RCON             RCON
       in domestic offices                                     2759        856  2769       0    3492            729
     b.                                                      RCON               RCON            RCON
       Secured by farmland in domestic offices                3493      1,078   3494       0    3495            972
     c.Secured by 1-4 family residential properties in
       domestic offices:
        (1)Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines  RCON               RCON             RCON
           of credit                                           5398      2,403   5399     191   5400             3,175
        (2)Closed-end loans secured by 1-4 family
           residential properties
                                                            RCON               RCON             RCON
           (a) Secured by first liens                         C236    131,366  C237     7,019   C229         19,475
                                                            RCON               RCON             RCON
           (b) Secured by junior liens                        C238      9,649  C239     1,426   C230             67
     d.Secured by multifamily (5 or more) residential       RCON               RCON             RCON
       properties in domestic offices                          3499        84  3500         0   3501            323
     e.Secured by nonfarm nonresidential properties in      RCON               RCON              RCON
       domestic offices                                        3502      3,549  3503       32   3504         10,291
     f.                                                      RCFN              RCFN             RCFN
       In foreign offices                                     B572          0  B573         0   B574              0
  2.Loans to depository institutions and acceptances of
    other banks:
     a.                                                      RCFD              RCFD             RCFD
       To U.S. banks and other U.S. depository institutions   5377          0  5378         0   5379              0
     b.                                                     RCFD               RCFD              RCFD
       To foreign banks                                       5380          0  5381         0   5382              0
  3.Loans to finance agricultural production and other      RCFD               RCFD              RCFD
    loans to farmers                                           1594      1,817  1597        0   1583          2,104
  4.Commercial and industrial loans:
     a.                                                     RCFD               RCFD             RCFD
       To U.S. addressees (domicile)                          1251     32,193  1252       802    1253         97,400
     b.                                                     RCFD               RCFD             RCFD
       To non-U.S. addressees (domicile)                      1254          0  1255         0    1256              0
  5.Loans to individuals for household, family, and other
    personal expenditures:
     a.                                                     RCFD               RCFD             RCFD
       Credit cards                                           B575          0  B576         0   B577              0
     b.Other (includes single payment, installment, all
       student loans, and revolving credit plans other than RCFD               RCFD             RCFD
       credit cards)                                           B578    12,877  B579     8,972   B580             777
  6.                                                        RCFD               RCFD             RCFD
    Loans to foreign governments and official institutions    5389          0  5390         0  5391              0
  7.                                                        RCFD               RCFD             RCFD
    All other loans                                           5459        703  5460       105  5461            318
  8.Lease financing receivables:
     a.                                                     RCFD               RCFD             RCFD
       Of U.S. addressees (domicile)                          1257     32,924  1258         0  1259         67,816
     b.                                                     RCFD               RCFD             RCFD
       Of non-U.S. addressees (domicile)                      1271          0  1272         0  1791              0
  9.Debt securities and other assets (exclude other real    RCFD               RCFD             RCFD
    estate owned and other repossessed assets)                3505          0  3506         0   3507              0
Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
 10.Loans and leases reported in items 1 through 8 above     RCFD              RCFD               RCFD
    which are wholly or partially guaranteed by the U.S.       5612    6,239   5613     6,642     5614          222
    Government
     a.Guaranteed portion of loans and leases included in    RCFD               RCFD              RCFD
       item 10 above                                           5615      6,162  5616    6,598     5617          113

Memoranda
                                 Dollar Amounts in Thousands    (Column A)        (Column B)
                                                               Past due 30     Past due 90 days
                                                             through 89 days  or more and still (Column C)
                                                            and still accruing     accruing     Nonaccrual
  1.Restructured loans and leases included in Schedule
    RC-N, items 1 through 8, above (and not reported in     RCFD               RCFD            RCFD
    Schedule RC-C, Part I, Memorandum item 1)                  1658          0   1659     0      1661              0
  2.Loans to finance commercial real estate, construction,
    and land development activities (not secured by real    RCFD               RCFD            RCFD
    estate) included in Schedule RC-N, items 4 and 7, above    6558      1,316   6559     0      6560            982
  3.Loans secured by real estate to non-U.S. addressees     RCFD               RCFD            RCFD
    (domicile) (included in Schedule RC-N, item 1, above)      1248          0   1249     0      1250              0
  4.Not applicable
  5.Loans and leases held for sale (included in Schedule    RCFD               RCFD            RCFD
    RC-N, items 1 through 8,above)                             C240     92,158  C241  9,584      C226          1,565

                                                                                  (Column A)    (Column B)
                                                                                 Past due 30    Past due 90 days
                                                   Dollar Amounts in Thousands through 89 days  or more
  6.Interest rate, foreign exchange rate, and other commodity and equity      RCFD            RCFD
    contracts: Fair value of amounts carried as assets                         3529       0    3530                0

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

                                                                     Dollar Amounts in Thousands
  1.Unposted debits (see instructions):
     a.Actual amount of all unposted debits                                                     RCON
                                                                                                0030              0
     OR
     b.Separate amount of unposted debits:
        (1)Actual amount of unposted debits to demand deposits                                  RCON
                                                                                                0031              0
        (2)Actual amount of unposted debits to time and savings deposits1                       RCON
                                                                                                0032              0
  2.Unposted credits (see instructions):
     a.Actual amount of all unposted credits                                                    RCON
                                                                                                3510              0
     OR
     b.Separate amount of unposted credits:
        (1)Actual amount of unposted credits to demand deposits                                 RCON
                                                                                                3512              0
        (2)Actual amount of unposted credits to time and savings deposits1                      RCON
                                                                                                3514              0
  3.Uninvested trust funds (cash) held in bank's own trust department (not included in total    RCON
    deposits in domestic offices)                                                               3520              0
  4.Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
    Rico and U.S. territories and possessions (not included in total deposits):
     a.Demand deposits of consolidated subsidiaries                                             RCON
                                                                                                2211      1,381,756
     b.Time and savings deposits1 of consolidated subsidiaries                                  RCON
                                                                                                2351              0
     c.Interest accrued and unpaid on deposits of consolidated subsidiaries                     RCON
                                                                                                5514              0
  5.Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
     a.Demand deposits in insured branches (included in Schedules RC-E, Part II)                RCON
                                                                                                2229              0
     b.Time and savings deposits1 in insured branches (included in Schedule RC-E, Part II)      RCON
                                                                                                2383              0
     c.Interest accrued and unpaid on deposits in insured branches (included in Schedule RC-G,  RCON
       item 1.b.)                                                                               5515              0
  6.Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a.Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 7, column B)RCON
                                                                                                2314              0
     b.Amount reflected in time and savings deposits1 (included in Schedule RC-E, Part I, item  RCON
       7, column A or C, but not column B)                                                      2315              0
  7.Unamortized premiums and discounts on time and savings deposits:1,2
     a.Unamortized premiums                                                                     RCON
                                                                                                5516              0
     b.Unamortized discounts                                                                    RCON
                                                                                                5517            109
  8.To be completed by banks with "Oakar deposits."
     a.Deposits purchased or acquired from other FDIC-insured institutions during the quarter
       (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
        (1)Total deposits purchased or acquired from other FDIC-insured institutions during the RCON
           quarter                                                                              A531              0
        (2)Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable
           to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF    RCON
           members report deposits attributable to BIF)                                         A532              0
     b.Total deposits sold or transferred to other FDIC-insured institutions during the quarter
       (exclude sales or transfers by the reporting bank of deposits in foreign offices other   RCON
       than insured branches in Puerto Rico and U.S. territories and possessions)               A533              0
  9.Deposits in lifeline accounts                                                               RCON
                                                                                                5596            N/A
 10.Benefit-responsive "Depository Institution Investment Contracts" (included in total         RCON
    deposits in domestic offices)                                                               8432              0
 11.Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
     a.Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported  RCON
       on a gross basis in Schedule RC-E had been reported on a net basis                       8785              0
     b.Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported RCON
       on a net basis in Schedule RC-E had been reported on a gross basis                       A181              0
     c.Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in RCON
       Puerto Rico and U.S. territories and possessions in Schedule RC-E                        A182              0
 12.Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule
    RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.Amount of assets netted against demand deposits                                          RCON
                                                                                                A527              0
     b.Amount of assets netted against time and savings deposits                                RCON
                                                                                                A528              0

Memoranda (to be completed each quarter except as noted)
  1.Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and
    U.S. territories and possessions (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal the sum of Schedule RC, item 13.a, and Schedule RC-O, items 5.a and 5.b):
     a.Deposit account of $100,000 or less:
        (1)Amount of deposit accounts of $100,000 or less                                       RCON
                                                                                                2702      9,248,415
        (2)Number of deposit accounts of $100,000 or less (to be completed for the June report  RCON         Number
           only)                                                                                3779            N/A

     b.Deposit accounts of more than $100,000:
        (1)Amount of deposit accounts of more than $100,000                                     RCON
                                                                                                2710     23,615,078
        (2)Number of deposit accounts of more than $100,000                                     RCON         Number
                                                                                                2722         18,448
  2.Memorandum item 2 is to be completed by all banks.
    Estimated amount of uninsured deposits in domestic offices of the bank and in insured       RCON
    branches in Puerto Rico and U.S. territories and possessions (see instructions)             5597     21,770,278
  3.Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's Call Report or Thrift Financial
    Report? If so, report the legal title and FDIC Certificate Number of the parent bank or
    parent savings association:                                                                     FDIC Cert No.
    (TEXT A545)                                                                                 RCON
                                                                                                A545              0

------------------
 1For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits
 2Exclude core deposit intangibles.

Schedule RC-R--Regulatory Capital

                                                                     Dollar Amounts in Thousands
Tier 1 capital
  1.Total equity capital (from Schedule RC, item 28)                                            RCFD
                                                                                                3210      4,079,693
  2.LESS: Net unrealized gains (losses) on available-for-sale securities1 (if a gain, report as RCFD
    a positive value; if a loss, report as a negative value)                                    8434         53,795
  3.LESS: Net unrealized loss on available-for-sale EQUITY securities1 (report loss as a        RCFD
    positive value)                                                                             A221              0
  4.LESS: Accumulated net gains (losses) on cash flow hedges1 (if a gain, report as a positive  RCFD
    value; if a loss, report as a negative value)                                               4336              0
  5.LESS: Nonqualifying perpetual preferred stock                                               RCFD
                                                                                                B588              0
  6.Qualifying minority interests in consolidated subsidiaries                                  RCFD
                                                                                                B589              0
  7.LESS: Disallowed goodwill and other disallowed intangible assets                            RCFD
                                                                                                B590        346,866
  8.Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                               RCFD
                                                                                                C227      3,679,032
  9.a. LESS: Disallowed servicing assets and purchased credit card relationships                RCFD
                                                                                                B591             12
    b. LESS: Disallowed deferred tax assets                                                     RCFD
                                                                                                5610              0
 10.Other additions to (deductions from) Tier 1 capital                                         RCFD
                                                                                                B592              0
 11.Tier 1 capital (sum of items 8,and 10, less items 9.a and 9.b)                              RCFD
                                                                                                8274      3,679,020
Tier 2 capital
 12.Qualifying subordinated debt and redeemable preferred stock                                 RCFD
                                                                                                5306              0
 13.Cumulative perpetual preferred stock includible in Tier 2 capital                           RCFD
                                                                                                B593              0
 14.Allowance for loan and lease losses includible in Tier 2 capital                            RCFD
                                                                                                5310        284,263
 15.Unrealized gains on available-for-sale equity securities includible in Tier 2 capital       RCFD
                                                                                                2221            320
 16.Other Tier 2 capital components                                                             RCFD
                                                                                                B594              0
 17.Tier 2 capital (sum of items 12 through 16)                                                 RCFD
                                                                                                5311        284,583
 18.Allowable Tier 2 capital (lesser of item 11 or 17)                                          RCFD
                                                                                                8275        284,583
 19.Tier 3 capital allocated for market risk                                                    RCFD
                                                                                                1395              0
 20.LESS: Deductions for total risk-based capital                                               RCFD
                                                                                                B595              0
 21.Total risk-based capital (sum of items 11, 18, and 19, less item 20)                        RCFD
                                                                                                3792      3,963,603
Total assets for leverage ratio
 22.Average total assets (from Schedule RC-K, item 9)                                           RCFD
                                                                                                3368     55,610,248
 23.LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)        RCFD
                                                                                                B590        346,866
 24.LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a    RCFD
    above)                                                                                      B591             12
 25.LESS: Disallowed deferred tax assets (from item 9.b above)                                  RCFD
                                                                                                5610              0
 26.LESS: Other deductions from assets for leverage capital purposes                            RCFD
                                                                                                B596              0
 27.Average total assets for leverage capital purposes (item 22 less items 23 through 26)       RCFD
                                                                                                A224     55,263,370
Adjustments for financial subsidiaries
 28.a. Adjustment to Tier 1 capital reported in item 11                                         RCFD
                                                                                                C228              0
    b. Adjustment to total risk-based capital reported in item 21                               RCFD
                                                                                                B503              0
 29.Adjustment to risk-weighted assets reported in item 62                                      RCFD
                                                                                                B504              0
 30.Adjustment to average total assets reported in item 27                                      RCFD
                                                                                                B505              0

Capital ratios
(Column B is to be completed by all banks. Column A is to be completed by         (Column A)    (Column B)
banks with financial subsidiaries.)                                               Percentage    Percentage
 31.                                                                           RCFD             RCFD
    Tier 1 leverage ratio2                                                      7273        0   7204           6.66
 32.                                                                           RCFD             RCFD
    Tier 1 risk-based capital ratio3                                            7274        0   7206          12.53
 33.                                                                           RCFD             RCFD
    Total risk-based capital ratio4                                             7275        0   7205           13.5

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).
                                         (Column A)    (Column B)   (Column C)  (Column D)  (Column E)  (Column F)
                                        Totals (from   Items Not
                                        Schedule RC)   Subject to
     Dollar Amounts in Thousands                     Risk-Weighting
                                                                          Allocation by Risk Weight Category
                                                                        0%         20%         50%         100%
Balance Sheet Asset Categories
34.  Cash and balances due from
     depository institutions (Column A
     equals the sum of Schedule RC,
     items 1.a and 1.b)                 RCFD 0010                  RCFD B600   RCFD B601               RCFD B602
                                        1,884,467                  253,483     1,630,984                       0
35.  Held-to-maturity securities        RCFD 1754    RCFD B603     RCFD B604   RCFD B605   RCFD B606   RCFD B607
                                                0            0             0           0           0           0
36.  Available-for-sale securities      RCFD 1773    RCFD B608     RCFD B609   RCFD B610   RCFD B611   RCFD B612
                                        1,613,776       86,370       415,356     709,232     104,557     298,261
37.  Federal funds sold and securities                              CFD C063                            CFD B520
     purchased under agreements to
     resell                             RCFD C225                  RCFD C063   RCFD C064               RCFD B520
                                        8,278,225                          0   8,278,225                       0
38.  Loans and leases held for sale     RCFD 5369    RCFD B617     RCFD B618   RCFD B619   RCFD B620   RCFD B621
                                        21,079,237           0             0   2,560,827   18,516,845      1,565
39.  Loans and leases, net of unearned
     income5                            RCFD B528    RCFD B622     RCFD B623   RCFD B624   RCFD B625   RCFD B626
                                        18,011,762           0             0   3,274,248   2,459,113  12,278,401
40.  LESS: Allowance for loan and lease
     losses                             RCFD 3123    RCFD 3123
                                        284,263      284,263
41.  Trading assets                     RCFD 3545    RCFD B627     RCFD B628   RCFD B629   RCFD B630   RCFD B631
                                        367,486      48,914                0     318,572           0           0
42.  All other assets6                  RCFD B639    RCFD B640     RCFD B641   RCFD B642   RCFD B643   RCFD 5339
                                        1,892,510    346,878          87,679     422,612      74,869     960,472
43.  Total assets (sum of items 34
     through 42)                        RCFD 2170    RCFD B644    RCFD 5320    RCFD 5327   RCFD 5334   RCFD 5340
                                        52,843,200   197,899       756,518     17,194,700  21,155,384  13,538,699

                                   (Column A) Credit      (Column B) (Column C) (Column D)  (Column E) (Column F)
                                   Face Value Conversion  Credit
                                   or         Factor      Equivalent
                                   Notional               Amount7
                                   Amount
Dollar Amounts in Thousands                                            Allocation by Risk Weight Category
                                                                     0%         20%         50%        100%
Derivatives and Off-Balance Sheet
Items
44. Financial standby letters of
    credit                         RCFD B546              RCFD B547  RCFD B548  RCFD B581   RCFD B582  RCFD B583
                                   50,523     1.00        50,523     0          0           0          50,523
45. Performance standby letters of
    credit                         RCFD 3821              RCFD B650  RCFD B651  RCFD B652   RCFD B653  RCFD B654
                                   205,649    0.50        102,825    0          0           0          102,825
46. Commercial and similar letters
    of credit                      RCFD 3411              RCFD B655  RCFD B656  RCFD B 657  RCFD B658  RCFD B659
                                   22,007     0.20        4,401      0          0           0          4,401
47. Risk participations in bankers
    acceptances acquired by the
    reporting institution          RCFD 3429              RCFD B660  RCFD B661  RCFD B662              RCFD B663
                                   0          1.00        0          0          0                      0
48. Securities lent                RCFD 3433              RCFD B664  RCFD B665  RCFD B666   RCFD B667  RCFD B668
                                   425,872    1.00        425,872    0          425,872     0          0
49. Retained recourse on small
    business obligations sold with
    recourse                       RCFD A250              RCFD B669  RCFD B670  RCFD B671   RCFD B672  RCFD B673
                                   0          1.00        0          0          0           0          0
50. Recourse and direct credit     RCFD B541              CFD B542                                     RCFD B543
    substitutes (other than
    financial standby letters of
    credit) subject to the
    lowlevel exposure rule and
    residual interests subject to
    a dollar-for-dollar capital
    requirement
                                   0          12.5*       0                                            0
51. All other financial assets
    sold with recourse             RCFD B675              RCFD B676  RCFD B677  RCFD B678   RCFD B679  RCFD B680
                                   0          1.00        0          0          0           0          0
52. All other off-balance sheet
    liabilities                    RCFD B681              RCFD B682  RCFD B683  RCFD B684   RCFD B685  RCFD B686
                                   0          1.00        0          0          0           0          0
53. Unused commitments with an
    original maturity exceeding
    one year                       RCFD 3833              RCFD B687  RCFD B688  RCFD B689   RCFD B690  RCFD B691
                                   3,074,296  0.50        1,537,148  0          1,604       11,925     1,523,619
54. Derivative contracts                                  RCFD A167  RCFD B693  RCFD B694   RCFD B695
                                                          77,408     0          34,743      42,665

                                          Dollar Amounts in Thousands(Column C)  (Column D) (Column E)  (Column F)
                                                                           Allocation by Risk Weight Category
                                                                         0%         20%         50%        100%
Totals
55. Total assets, derivatives, and off-balance sheet items by risk
    weight category (for each column, sum of items 43 through 54)    RCFD B696  RCFD B697   RCFD B698  RCFD B699
                                                                     756,518    17,656,919  21,209,974 15,220,067
56. Risk weight factor                                               x 0%       x 20%       x 50%      x 100%
57. Risk-weighted assets by risk weight category (for each column,
    item 55 multiplied by item 56)                                   RCFD B700  RCFD B701   RCFD B702  RCFD B703
                                                                     0          3,531,384   10,604,987 15,220,067
58. Market risk equivalent assets                                                                      RCFD 1651
                                                                                                       0
59. Risk-weighted assets before deductions for excess allowance for                                    RCFD B704
    loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)
                                                                                                       29,356,438
60. LESS: Excess allowance for loan and lease losses                                                   RCFD A222
                                                                                                       0
61. LESS: Allocated transfer risk reserve                                                              RCFD 3128
                                                                                                       0
62. Total risk-weighted assets (item 59 minus items 60 and 61)                                         RCFD A223
                                                                                                       29,356,438

Memoranda
Dollar Amounts in Thousands
1.  Current credit exposure across all derivative contracts covered by the risk-based capital   RCFD
    standards.                                                                                  8764   65,350

                                                             Column A) One    (Column B) Over
                                                            (ear or less      one year through  (Column C) Over
                                                            y                 five years        five years
2.  Notional principal amounts of derivative contracts:8
a.     Interest rate contracts                              RCFD   470,629    RCFD   817,678    RCFD
                                                            3809              8766              8767   423,423
b.     Foreign exchange contracts                           RCFD   0          RCFD   0          RCFD
                                                            3812              8769              8770   0
c.     Gold contracts                                       RCFD   0          RCFD   0          RCFD
                                                            8771              8772              8773   0
d.     Other precious metals contracts                      RCFD   0          RCFD   0          RCFD
                                                            8774              8775              8776   0
e.     Other commodity contracts                            RCFD   3,404      RCFD   10,652     RCFD
                                                            8777              8778              8779   0
f.     Equity derivative contracts                          RCFD   0          RCFD   0          RCFD
                                                            A000              A001              A002   0

-----------------------
 *Or institution-specific factor.
 1Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
 2The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item
  28 divided by (item 27 minus item 30).
 3The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item
  28 divided by (item 62 minus item 29).
 4The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by
  (item 62 minus item 29).
 5Include any allocated transfer risk reserve in column B
 6Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.
 7Column A multiplied by credit conversion factor.
 8Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RC-S--Servicing, Securitization and Asset Sale Activities

                                    Column A)  (Column B) (Column C) (Column D)  (Column E) (Column F)  (Column G)
                                    1-4 Family Home Equity   Credit   Auto Loans    Other    Commercial  All Other
  Dollar Amounts in Thousands      Residential   Lines       Card                 Consumer      and     Loans and
                                      Loans               Receivables              Loans    Industrial  All Leases
                                                                                              Loans
Bank Securitization Activities
  1.Outstanding principal balance    RCFD B705    RCFD B706   RCFD B707  RCFD B708   RCFD B709  RCFD B710   RCFD B711
    of assets sold and securitized
    by the reporting bank with
    servicing retained or with
    recourse or other
    seller-provided credit
    enhancements
                                            0           0          0          2           0          0           0
  2.Maximum amount of credit
    exposure arising from recourse
    or other seller-provided
    credit enhancements provided
    to structures reported in item
    1 in the form of:
     a.Retained interest-only        RCFD B712   RCFD B713   RCFD B714  RCFD B715   RCFD B716    RCFD B717  RCFD B718
       strips (included in
       Schedules RC-B or RC-F or
       in Schedule RC, item 5)
                                            0           0          0          0           0          0           0
     b.Standby letters of credit,
       subordinated securities,
       and other enhancements        RCFD B719   RCFD B720  RCFD B721  RCFD B722   RCFD B723  RCFD B724   RCFD B725
                                             0           0          0          0           0          0           0
  3.Reporting bank's unused
    commitments to provide
    liquidity to structures
    reported in item 1               RCFD B726   RCFD B727  RCFD B728  RCFD B729   RCFD B730  RCFD B731   RCFD B732
                                             0           0          0          0           0          0           0
  4.Past due loan amounts included
    in item 1:
     a.30-89 days past due           RCFD B733   RCFD B734  RCFD B735  RCFD B736   RCFD B737  RCFD B738   RCFD B739
                                             0           0          0          0           0          0           0
     b.90 days or more past due      RCFD B740   RCFD B741  RCFD B742  RCFD B743   RCFD B744  RCFD B745   RCFD B746
                                             0           0          0          0           0          0           0
  5.Charge-offs and recoveries on
    assets sold and securitized
    with servicing retained or
    with recourse or other
    seller-provided credit
    enhancements (calendar
    year-to-date):
     a.Charge-offs                   RIAD B747   RIAD B748  RIAD B749  RIAD B750   RIAD B751  RIAD B752   RIAD B753
                                             0           0          0          0           0          0           0
     b.Recoveries                    RIAD B754   RIAD B755  RIAD B756  RIAD B757   RIAD B758  RIAD B759   RIAD B760
                                             0           0          0          0           0          0           0
  6.Amount of ownership (or
    seller's) interests carried as:
     a.Securities (included in
       Schedule RC-B or in
       Schedule RC, item 5)                      RCFD B761  RCFD B762                         RCFD B763
                                                         0          0                                 0
     b.Loans (included in Schedule
       RC-C)                                     RCFD B500  RCFD B501                         RCFD B502
                                                         0          0                                 0
  7.Past due loan amounts included
    in interests reported in item
    6. a:
     a.30-89 days past due                       RCFD B764  RCFD B765                         RCFD B766
                                                         0          0                                 0
     b.90 days or more past due                  RCFD B767  RCFD B768                         RCFD B769
                                                         0          0                                 0
  8.Charge-offs and recoveries on
    loan amounts included in
    interests reported in item 6.
    a (calendar year-to-date):
     a.Charge-offs                               RIAD B770  RIAD B771                         RIAD B772
                                                         0          0                                 0
     b.Recoveries                                RIAD B773  RIAD B774                         RIAD B775
                                                         0          0                                 0
For Securitization Facilities
Sponsored By or Otherwise
Established By Other Institutions
  9.Maximum amount of credit         RCFD B776  RCFD B777   RCFD B778  RCFD B779    RCFD B780  CFD B781  RCFD B782
    exposure arising from credit
    enhancements provided by the
    reporting bank to other
    institutions' securitization
    structures in the form of
    standby letters of credit,
    purchased subordinated
    securities, and other
    enhancements
                                             0           0          0          0           0          0           0
 10.Reporting bank's unused
    commitments to provide
    liquidity to other
    institutions' securitization
    structures                       RCFD B783   RCFD B784  RCFD B785  RCFD B786   RCFD B787  RCFD B788   RCFD B789
                                             0           0          0          0           0          0           0
Bank Asset Sales
 11.Assets sold with recourse or
    other seller-provided credit
    enhancements and not
    securitized                      RCFD B790   RCFD B791  RCFD B792  RCFD B793   RCFD B794  RCFD B795   RCFD B796
                                             0           0          0          0           0          0           0
 12.Maximum amount of credit
    exposure arising from recourse
    or other seller-provided
    credit enhancements provided
    to assets reported in item 11    RCFD B797   RCFD B798  RCFD B799  RCFD B800   RCFD B801  RCFD B802   RCFD B803
                                             0           0          0          0           0          0           0

Memoranda
                                                                     Dollar Amounts in Thousands
  1.Small business obligations transferred with recourse under Section 208 of the Riegle
    Community Development and Regulatory Improvement Act of 1994:
     a.Outstanding principal balance                                                            RCFD
                                                                                                A249              0
     b.Amount of retained recourse on these obligations as of the report date                   RCFD
                                                                                                A250              0
  2.Outstanding principal balance of assets serviced for others:
     a.1-4 family residential mortgages serviced with recourse or other servicer-provided       RCFD
       credit enhancements                                                                      B804              0
     b.1-4 family residential mortgages serviced with no recourse or other servicer- provided   RCFD
       credit enhancements                                                                      B805            184
     c.Other financial assets1                                                                  RCFD
                                                                                                A591         53,451
  3.Asset-backed commercial paper conduits:
     a.Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
        (1)Conduits sponsored by the bank, a bank affiliate, or the bank's holding company      RCFD
                                                                                                B806              0
        (2)Conduits sponsored by other unrelated institutions                                   RCFD
                                                                                                B807              0
     b.Unused commitments to provide liquidity to conduit structures:
        (1)Conduits sponsored by the bank, a bank affiliate, or the bank's holding company      RCFD
                                                                                                B808              0
        (2)Conduits sponsored by other unrelated institutions                                   RCFD
                                                                                                B809              0

-----------------------
 1Memorandum item 2.c is to be completed , if the principal balance of other financial assets serviced for others is more than $10 million.

Schedule RC-T--Fiduciary and Related Services

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

                                                                                                             YES/NO
  1.Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T)        RCFD
                                                                                                A345            Yes
  2.Does the institution exercise the fiduciary powers it has been granted?                     RCFD
                                                                                                A346            Yes
  3.Does the institution have any fiduciary or related activity (in the form of assets or       RCFD
    accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.) B867            Yes
If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:
Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 19.a quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 11 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

                                                                                             (Column C) (Column D)
                                                                      (Column A)  (Column B) Number of  Number of
                                                                       Managed   Non-Managed Managed  Non-Managed
                                          Dollar Amounts in Thousands  Assets      Assets    Accounts    Accounts
FIDUCIARY AND RELATED ASSETS
  4.Personal trust and agency accounts                                 RCFD B868   RCFD B869  RCFD B870   RCFD B871
                                                                       6,034,866     632,889      7,519         172
  5.Retirement related trust and agency accounts:
     a.Employee benefit-defined contribution                           RCFD B872   RCFD B873  RCFD B874   RCFD B875
                                                                       2,139,708  22,376,928         94       2,607
     b.Employee benefit-defined benefit                                RCFD B876   RCFD B877  RCFD B878   RCFD B879
                                                                       2,949,061  14,409,559         83         457
     c.Other retirement accounts                                       RCFD B880   RCFD B881  RCFD B882   RCFD B883
                                                                       2,213,818   4,287,449      1,350         574
  6.Corporate trust and agency accounts                                RCFD B884   RCFD B885  RCFD C001   RCFD C002
                                                                       1,069,877  49,101,956         61      12,766
  7.Investment management agency accounts                              RCFD B886              RCFD B888
                                                                         264,214                    281
  8.Other fiduciary accounts                                           RCFD B890   RCFD B891  RCFD B892   RCFD B893
                                                                         358,950   2,632,971        105         392
  9.Total fiduciary accounts (sum of items 4 through 8)                RCFD B894   RCFD B895  RCFD B896   RCFD B897
                                                                      15,030,494  93,441,752      9,493      16,968
 10.Custody and safekeeping accounts                                               RCFD B898              RCFD B899
                                                                                 168,972,172                  3,540
 11.Fiduciary accounts held in foreign offices (included in items 9
    and 10)                                                             RCFNB900    RCFNB901   RCFNB902    RCFNB903
                                                                               0           0          0           0

Memoranda
  1.Managed assets held in personal trust and agency accounts:                                  Managed Assets
     a.Non-interest bearing deposits                                                            RCFD
                                                                                                B913            454
     b.Interest-bearing deposits                                                                RCFD
                                                                                                B914          5,333
     c.U.S. Treasury and U.S. Government agency obligations                                     RCFD
                                                                                                B915        485,909
     d.State, county and municipal obligations                                                  RCFD
                                                                                                B916        760,766
     e.Money market mutual funds                                                                RCFD
                                                                                                B917             84
     f.Other short-term obligations                                                             RCFD
                                                                                                B918            499
     g.Other notes and bonds                                                                    RCFD
                                                                                                B919        117,369
     h.Common and preferred stocks                                                              RCFD
                                                                                                B920      4,472,264
     i.Real estate mortgages                                                                    RCFD
                                                                                                B921          4,279
     j.Real estate                                                                              RCFD
                                                                                                B922        100,419
     k.Miscellaneous assets                                                                     RCFD
                                                                                                B923         87,490
     l.Total managed assets held in personal trust and agency accounts (sum of Memorandum items RCFD
       1.a through 1.k) (must equal Schedule RC-T, item 4, column A)                            B868      6,034,866

                                                                                                    (Column B)
                                                                               (Column A)         Principal Amount
                                          Dollar Amounts in Thousands         Number of Issues     Outstanding
  2.Corporate trust and agency accounts:
     a.                                                                        RCFD                  RCFD    541,999,161
       Corporate and municipal trusteeships                                     B927   51,806        B928
     b.                                                                        RCFD
       Transfer agent, registrar, paying agent, and other corporate agency      B929      3,598

                                                                               (Column A) Number (Column B) Market
                                                                                  of Funds         Value of Fund
                                         Dollar Amounts in Thousands                                 Assets
  3.Collective investment funds and common trust funds:
     a.                                                                        RCFD             RCFD
       Domestic equity                                                          B931        1   B932            342
     b.                                                                        RCFD             RCFD
       International/Global equity                                              B933        0   B934              0
     c.                                                                        RCFD             RCFD
       Stock/Bond blend                                                         B935        2   B936         14,433
     d.                                                                        RCFD             RCFD
       Taxable bond                                                             B937        2   B938        858,415
     e.                                                                        RCFD             RCFD
       Municipal bond                                                           B939        0   B940              0
     f.                                                                        RCFD             RCFD
       Short term investments/Money market                                      B941        0   B942              0
     g.                                                                        RCFD             RCFD
       Specialty/Other                                                          B943        0   B944              0
     h.Total collective investment funds (sum of Memorandum items 3.a through  RCFD             RCFD
       3.g)                                                                     B945        5   B946        873,190

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the
Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.
Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer"
and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

a. Number of loans made to executive officers since the previous Call Report date     RCFD 3561                   0

b. Total dollar amount of above loans (in thousands of dollars)                       RCFD 3562                   0

c. Range of interest charged on above loans (example: 9 3/4%
= 9.75)                                                                      RCFD 7701                    RCFD 7702

                                                                                0.00%                       0.00%

                                Optional Narrative Statement Concerning the Amounts
                                  Reported in the Reports of Condition and Income

The management of the reporting bank may, if it             the bank's statement both on agency computerized
wishes, submit a brief narrative statement on the           records and in computer-file releases to the public.
amounts reported in the Reports of Condition and
Income. This optional statement will be made available      All information furnished by the bank in the narrative
to the public, along with the publicly available data       statement must be accurate and not misleading.
in the Reports of Condition and Income, in response to      Appropriate efforts shall be taken by the submitting
any request for individual bank report data. However,       bank to ensure the statement's accuracy. The statement
the information reported in Schedule RC-T, items 12         must be signed, in the space provided below, by a
through 23 and Memorandum item 4, is regarded as            senior officer of the bank who thereby attests to its
confidential and will not be released to the public.        accuracy.
BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT
SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE       If, subsequent to the original submission, material
NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK           changes are submitted for the data reported in the
CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE        Reports of Condition and Income, the existing
CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER           narrative statement will be deleted from the files,
INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE          and from disclosure; the bank, at its option, may
PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR        replace it with a statement, under signature,
CUSTOMERS. Banks choosing not to make a statement may       appropriate to the amended data.
check the "No comment" box below and should make no
entries of any kind in the space provided for the           The optional narrative statement will appear in agency
narrative statement; i.e., DO NOT enter in this space       records and in release to the public exactly as
such phrases as "No statement," "Not applicable,"           submitted (or amended as described in the preceding
"N/A," "No comment," and "None."                            paragraph) by the management of the bank (except for
The optional statement must be entered on this sheet.       the truncation of statements exceeding the
The statement should not exceed 100 words. Further,         750-character limit described above). THE STATEMENT
regardless of the number of words, the statement must       WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE
not exceed 750 characters, including punctuation,           SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE.
indentation, and standard spacing between words and         DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY
sentences. If any submission should exceed 750              FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED
characters, as defined, it will be truncated at 750         THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A
characters with no notice to the submitting bank and        STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC
the truncated statement will appear as                      RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE
                                                            MANAGEMENT OF THE REPORTING BANK.
BANK MANAGEMENT STATEMENT (please print or type clearly):